As filed with the Securities and Exchange Commission on June 22, 2009
1933 Act File No. __________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. [ ]

EATON VANCE INVESTMENT TRUST
(Exact name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant's Telephone Number)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will go effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of Beneficial Interest of Eaton Vance National Limited Maturity Municipals Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 33-1121).

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet
Part A	-	Proxy Statement/Prospectus
Part B	-	Statement of Additional Information
Part C	-	Other Information
Signature Page
Exhibit Index
Exhibits

EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
Two International Place
Boston, Massachusetts 02109

July 24, 2009

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Ohio Limited Maturity Municipals Fund (“OH Limited Fund”), a series of Eaton Vance Investment Trust (the “Trust”), on September 25, 2009 to consider a proposal to approve an Agreement and Plan of Reorganization to convert shares of the OH Limited Fund into corresponding shares of Eaton Vance National Limited Maturity Municipals Fund (the “National Limited Fund”) (the “Reorganization). The investment objective for each Fund is to provide a high level of current income exempt from regular federal income tax (and, in the case of the OH Limited Fund, from Ohio state personal income taxes) and limited principal fluctuation. The investment policies of each Fund are substantially similar. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by Eaton Vance Management, the Board of Trustees has determined that it is in the best interests of the OH Limited Fund and the National Limited Fund if the OH Limited Fund is merged into the National Limited Fund. We believe that you would benefit from the Reorganization because you would become shareholders of a larger, more diversified fund with a lower expense ratio and higher yield and distribution rate.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the OH Limited Fund does need your vote. You can vote by mail or by telephone, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the OH Limited Fund avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time. Your participation in this vote is extremely important.

Sincerely,

Cynthia J. Clemson
President
Eaton Vance Investment Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
Two International Place
Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 25, 2009

     A Special Meeting of Shareholders of Eaton Vance Ohio Limited Maturity Municipals Fund (the “OH Limited Fund”) will be held at the principal office of the OH Limited Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 3:00 P.M. (Eastern Time), for the following purposes:

1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to convert shares of the OH Limited Fund into corresponding shares of Eaton Vance National Limited Maturity Municipals Fund (the “National Limited Fund”). The Plan provides for the transfer of all of the assets and liabilities of the OH Limited Fund to the National Limited Fund in exchange for corresponding shares of the National Limited Fund; and

2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

     The meeting is called pursuant to the By-Laws of Eaton Vance Investment Trust (the “Trust”). The Board of Trustees of the Trust has fixed the close of business on July 17, 2009 as the record date for the determination of the shareholders of the OH Limited Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Maureen A. Gemma
Secretary
Eaton Vance Investment Trust

July 24, 2009
Boston, Massachusetts

IMPORTANT
Shareholders can help the Board of Trustees of the OH Limited Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS
Acquisition of the Assets of
EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
By And In Exchange For Shares of
EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND

Two International Place
Boston, Massachusetts 02110

July 24, 2009

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance Ohio Limited Maturity Municipals Fund (the “OH Limited Fund”), a series of Eaton Vance Investment Trust, a Massachusetts business trust registered as an open-end management investment company (the “Trust”) to be held on September 25, 2009 (the “Meeting Date”) at 3:00 p.m., Eastern Time, at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of the OH Limited Fund and a Prospectus of Eaton Vance National Limited Maturity Municipals Fund (the “National Limited Fund”), also a series of the Trust. The OH Limited Fund and the National Limited Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone. The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or “Trustees”).

This Proxy Statement/Prospectus relates to the proposed reorganization of each class of shares of the OH Limited Fund into a corresponding class of shares of the National Limited Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of the OH Limited Fund to the National Limited Fund in exchange for shares of the National Limited Fund. Following the transfer, National Limited Fund shares will be distributed to shareholders of the OH Limited Fund and OH Limited Fund will be terminated. As a result, each shareholder of the OH Limited Fund will receive National Limited Fund shares equal in value to the value of such shareholder’s OH Limited Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Reorganization.

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it, prior to exercise by a signed writing filed with the Fund’s proxy tabulator [Tabulator Name], [Address], or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about July 24, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on July 17, 2009 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of the OH Limited Fund held. The number of shares of beneficial interest of each class of each Fund outstanding and the persons who held of record more than five percent of the outstanding shares of each Fund as of the Record Date, along with such information for the combined fund as if the Reorganization was consummated on the Record Date, are set forth in Appendix C.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. This Proxy Statement/Prospectus is accompanied by the Prospectus of National Limited Fund dated August 1,

2008 (the “National Limited Fund Prospectus”), which is incorporated by reference herein. A Statement of Additional Information dated July 24, 2009 that relates to this Proxy Statement/Prospectus and contains additional information about the National Limited Fund and the Reorganization is on file with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus (the “OH Limited Fund Prospectus”) and the Statement of Additional Information (the “OH Limited Fund SAI”) of the OH Limited Fund each dated August 1, 2008, as supplemented, and the Statement of Additional Information of the National Limited Fund dated August 1, 2008, as supplemented, (the “National Limited Fund SAI”) are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

The Annual Reports to Shareholders for OH Limited Fund and National Limited Fund each dated March 31, 2009 have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:00 am to 6:00 pm Eastern time.

Upon request, copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Operations, or call 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time. The foregoing documents may be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above, material incorporated by reference, and other information about the OH Limited Fund and the National Limited Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

iii

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of the Trust have approved the Plan, which provides for the transfer of all of the assets of the OH Limited Fund to the National Limited Fund in exchange for the issuance of National Limited Fund shares and the assumption of all of the OH Limited Fund’s liabilities by the National Limited Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of the OH Limited Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. The value of each shareholder’s account with the corresponding class of the National Limited Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the OH Limited Fund immediately prior to the Reorganization. Following the transfer, National Limited Fund shares will be distributed to shareholders of the OH Limited Fund and the OH Limited Fund will be terminated. As a result of the Reorganization, each shareholder of the OH Limited Fund will receive full and fractional National Limited Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing date to the value of such shareholder’s shares of the OH Limited Fund. At or prior to the Closing, the OH Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of shareholders of the OH Limited Fund and the National Limited Fund.

Background for the Proposed Transaction. The Board of Trustees of the Trust considered a number of factors, including the proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds would produce additional economies of scale and reduce the expense ratio for the OH Limited Fund’s shareholders, the Reorganization would be tax-free for federal income tax purposes, and OH Limited Fund’s shareholders are expected to receive higher yields and distribution rates as shareholders of the National Limited Fund. Moreover, the Trustees considered that shareholders of OH Limited Fund would benefit from a larger fund with increased investment opportunities and flexibility by consolidating two funds that have substantially similar investment objectives and policies and that invest in similar securities.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of shareholders and has recommended that the OH Limited Fund’s shareholders vote for the Reorganization.

Objectives, Restrictions and Policies. The OH Limited Fund and National Limited Fund have substantially similar investment objectives and policies, with the exception of policies to avoid Ohio state income taxes. In addition, there are no material differences between the Fund’s fundamental and non-fundamental investment restrictions. While the National Limited Fund is a diversified fund and has an investment restriction to that effect, OH Limited Fund is registered as a non-diversified fund.

Fund Fees, Expenses and Services. National Limited Fund (total net assets of approximately $611.4 million as of March 31, 2009) is significantly larger than OH Limited Fund (total net assets of approximately $19.1 million as of March 31, 2009). As described below, National Limited Fund has a lower total expense ratio than OH Limited Fund. As the result of the Reorganization, the OH Limited Fund’s shareholders are expected to benefit from the National Limited Fund’s lower expense ratio.

National Limited Fund offers classes of shares that correspond with the outstanding classes of shares of the OH Limited Fund. As a result of the Reorganization, shareholders of each class of shares of OH Limited Fund would receive shares of the corresponding class of the National Limited Fund. The privileges and services associated with the classes of National Limited Fund are identical to their corresponding classes of OH Limited Fund.

Distribution Arrangements. National Limited Fund offers classes of shares that correspond with the outstanding classes of shares of OH Limited Fund. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B and Class C shares of each Fund are sold at net asset value subject to a contingent deferred sales charge (“CDSC”). As a result of the Reorganization, shareholders of each class of shares of OH Limited Fund would receive shares of the corresponding class of the National Limited Fund. The distribution and service fees, sales charges, privileges and services associated with the classes of National Limited Fund are identical to their corresponding classes of OH Limited. Redemption Procedures and Exchange Privileges. The OH Limited Fund and the National Limited Fund offer the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees. The respective classes of each Fund have the same exchange privileges.

Tax Consequences. The OH Limited Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, the OH Limited Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited Fund in liquidation of their interest in OH Limited Fund. Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the OH Limited Fund shares, and the tax holding period will be the same. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of any Fund.

FUND EXPENSES

Expenses shown are those for the year ended March 31, 2009 and on a pro forma basis giving effect to the Reorganization as of such date.

Fund Fees and Expenses
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
net asset value at time of purchase or redemption)	None	3.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None

	Annual Fund Operating Expenses

							Total Annual Fund
					Other Expenses	Total Annual Fund	Operating
		Distribution	Other Expenses		(excluding	Operating Expenses	Expenses
	Management	and Service	(including Interest	Interest	Interest	(including Interest	(excluding Interest
	Fees	(12b-1) Fees	Expense)*	Expense	Expense)	Expense)	Expense)
OH Limited Fund
Class A	0.44%	0.15%	0.50%	0.00%	0.00%	1.09%	1.09%
Class B	0.44%	0.90%	0.50%	0.00%	0.00%	1.84%	1.84%
Class C	0.44%	0.90%	0.49%	0.00%	0.00%	1.83%	1.83%

National Limited Fund
Class A	0.43%	0.15%	0.16%	0.05%	0.13%	0.74%	0.69%
Class B	0.43%	0.90%	0.16%	0.05%	0.13%	1.49%	1.44%
Class C	0.43%	0.90%	0.16%	0.05%	0.13%	1.49%	1.44%

							Total Annual Fund
					Other Expenses	Total Annual Fund	Operating
		Distribution	Other Expenses		(excluding	Operating Expenses	Expenses
	Management	and Service	(including Interest	Interest	Interest	(including Interest	(excluding Interest
	Fees	(12b-1) Fees	Expense)*	Expense	Expense)	Expense)	Expense)
Pro Forma Combined Fund
Class A	0.43%	0.15%	0.16%	0.05%	0.13%	0.74%	0.69%
Class B	0.43%	0.90%	0.16%	0.05%	0.13%	1.49%	1.44%
Class C	0.43%	0.90%	0.16%	0.05%	0.13%	1.49%	1.44%

*

“Other Expenses” includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total “Other Expenses” would have been in the amounts described in the table above as “Other Expenses (excluding Interest Expense)”.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
OH Limited Fund
Class A	$334	$564	$812	$1,524
Class B*	$487	$779	$995	$1,962
Class C	$286	$576	$990	$2,148

National Limited Fund
Class A	$299	$456	$627	$1,123
Class B*	$452	$671	$813	$1,576
Class C	$252	$471	$813	$1,779

Pro Forma Combined Fund
Class A	$299	$456	$627	$1,123
Class B*	$452	$671	$813	$1,576
Class C	$252	$471	$813	$1,779

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
OH Limited Fund
Class A	$334	$564	$812	$1,524
Class B*	$187	$579	$995	$1,962
Class C	$186	$576	$990	$2,148

National Limited Fund
Class A	$299	$456	$627	$1,123
Class B*	$152	$471	$813	$1,576
Class C	$152	$471	$813	$1,779

Pro Forma Combined Fund
Class A	$299	$456	$627	$1,123
Class B*	$152	$471	$813	$1,576
Class C	$152	$471	$813	$1,779

*	Reflects the expenses of Class A shares after four years because Class B shares automatically convert to Class A shares after four years.

REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Board of Trustees of the Trust. In reaching the decision to recommend that the shareholders of the OH Limited Fund vote to approve the Reorganization, the Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interests of each Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

  Objectives, Restrictions and Policies. The OH Limited Fund and National Limited Fund have substantially similar investment objectives and policies. One distinction in their investment policies is that the OH Limited Fund is required to invest at least 75% of its assets in investment grade obligations, while National Limited Fund is required to invest at least 65% of its assets in investment grade obligations. Currently, however, National Limited Fund has over 90% of its net assets invested in investment grade obligations. Investment grade obligations are those rated at least BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa by Moody’s Investors Service, Inc.
  (“Moody’s”). While the Funds have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had longer average durations and longer average maturities than the OH Limited Fund. Also, because of its much larger size than OH Limited Fund, the National Limited Fund has had more opportunities to invest in tender option bond investments than the OH Limited Fund. For these reasons, the National Limited Fund may have a slightly higher risk profile than the OH Limited Fund.
  The National Limited Fund is broadly diversified with minimal concentration risk. In contrast, OH Limited Fund’s portfolio is highly concentrated in obligations issued by Ohio issuers. The Reorganization would substantially reduce the OH Limited Fund’s shareholders’ exposure to issuers in Ohio. The Funds’ fundamental and non-fundamental investment restrictions are substantially the same, although some are worded differently. National Limited Fund is a diversified fund, while the OH Limited Fund is registered as a non-diversified fund.

  Effect on Fund Fees, Expenses and Services. National Fund is significantly larger and has a lower total expense ratio than OH Limited Fund. As of March 31, 2009, the fees and expenses of Class A shares of OH Limited Fund and National Limited Fund, and the pro forma fees and expenses assuming OH Limited Fund merged into National Limited Fund on that date, are as follows:

	OH Limited Fund	National Limited Fund	Pro Forma
Advisory Fee	0.44%	0.43%	0.43%
12b-1 Fee	0.15%	0.15%	0.15%
Total Expenses(1)	1.09%	0.69%	0.69% (2)

(1)

Excluding interest expense relating to inverse floater investments. Expense ratios are based on current fee and expense run rates as of March 31, 2009. The 12b-1 fees and total expenses of Class B and Class C shares are 0.75% higher for each Fund.

(2)	On a pro forma basis, National Limited Fund’s total expense ratio decreases slightly (less than 0.01%).

On a pro forma basis assuming the consummation of the Reorganization on March 31, 2009, the total fund expenses payable by former OH Limited Fund shareholders would decrease by approximately 0.41% after the Reorganization. National Limited Fund’s total expenses following the Reorganization would be slightly reduced by a de minimus amount.

  Tax Consequences. The OH Limited Fund will seek to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, the OH Limited Fund shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited Fund in liquidation of their interest in the OH Limited Fund. Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the OH Limited Fund shares, and the tax holding period will be the same. National Limited Fund’s tax basis for the assets received in the Reorganization will be the same as the Ohio Limited Fund’s basis immediately before the Reorganization, and National Limited Fund’s tax holding period for those assets will include OH Limited Fund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of any Fund. Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

  Relative Performance. National Limited Fund outperformed OH Limited Fund on a total return basis for the ten-year period ended March 31, 2009, while OH Limited Fund outperformed National Limited Fund for the one-year, three-year and five-year periods then ended. The underperformance of the National Limited Fund is attributable to its relatively longer duration and historic anomalies that occurred in the credit markets in late 2008. As of March 31, 2009, the yields and distribution rate of the National Limited Fund are markedly higher than the OH Limited Fund.

	OH Limited Fund	National Limited Fund
30-day yield	2.27%	4.13%
Tax-equivalent yield(1)	3.71%	6.35%
Distribution rate	3.76%	4.29%

(1)	Tax-equivalent yield is adjusted for both state and federal income taxes in the case of the OH Limited Fund. National Limited Fund tax-equivalent yields are adjusted for federal income tax only.

  Economies of Scale and Other Potential Benefits. After the Reorganization, the combined fund will offer economies of scale that may lead to lower per share expenses for shareholders. Such economies may be realized with respect to printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater asset size of the combined fund may allow it, relative to the OH Limited Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

  No Dilution. After the Reorganization, each former shareholder of the OH Limited Fund will own shares of National Limited Fund equal to the aggregate value of his or her shares of the OH Limited Fund immediately prior to the Reorganization. Because shares of National Limited Fund will be issued at the per share net asset value of the Fund in exchange for the assets of the OH Limited Fund, that, net of the liabilities of the OH Limited Fund assumed by National Limited Fund, will equal the aggregate value of those shares, the net asset value per share of National Limited Fund will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.

  Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization, to be borne by the OH Limited Fund.

  Impact on Eaton Vance Management (“EVM” or “Eaton Vance”). EVM and its affiliates, including BMR and EVD, will continue to collect advisory and distribution and service fees on OH Limited Fund’s assets acquired by National Limited Fund pursuant to the Reorganization. In the case of advisory fees, EVM would collect fees on the OH Limited Fund’s assets at the incremental advisory fee rate (0.41%, annually) applicable to the National Limited Fund, assuming the Reorganization occurred on March 31, 2009. At current asset levels, the Reorganization would result in approximately $4,300 in decreased fee revenue annually to EVM.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interest of shareholders and recommends that the OH Limited Fund’s shareholders vote for the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on April 27, 2009, the Board of Trustees of the Trust approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing, the Trust shall transfer all of the assets of the OH Limited Fund and assign all liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such liabilities upon delivery by National Limited Fund to the OH Limited Fund on the Closing date of Class A, Class B and Class C National Limited Fund shares (including, if applicable, fractional shares). The value of Class A, Class B and Class C shares issued to the OH Limited Fund by National Limited Fund will be the same as the value of Class A, Class B and Class C shares that the OH Limited Fund has outstanding on the Closing date. The National Limited Fund shares received by the OH Limited Fund will be distributed to the OH Limited Fund shareholders, and the OH Limited Fund shareholders will receive shares of the corresponding class of National Limited Fund equal in value to those of the OH Limited Fund held by such shareholder.

National Limited Fund will assume all liabilities, expenses, costs, charges and reserves of the OH Limited Fund on the Closing date. At or prior to the Closing, the OH Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the OH Limited Fund’s shareholders all of the OH Limited Fund’s investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry-forwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after the Closing, the OH Limited Fund shall liquidate and distribute pro rata to its shareholders of record as of the close of trading on the New York Stock Exchange on the Closing date the full and fractional National Limited Fund Class A, Class B and Class C shares equal in value to the OH Limited Fund’s shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Limited Fund in the name of each shareholder of the OH Limited Fund, representing the respective pro rata number of full and fractional National Limited Fund Class A, Class B and Class C shares due such shareholder. All of National Limited Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Limited Fund at the price in effect as described in the National Limited Fund’s prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Fund’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of the OH Limited Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before December 31, 2009. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Limited Fund shares to be issued to the OH Limited Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. The OH Limited Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. The costs of the Reorganization are estimated at approximately $55,000.

Description of National Limited Fund Shares. Full and fractional Class A, Class B and Class C shares of National Limited Fund will be distributed to the OH Limited Fund’s shareholders in accordance with the procedures under the Plan as described above. Each National Limited Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

Federal Income Tax Consequences. It is expected that the Reorganization will qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of K&L Gates LLP at the Closing. Accordingly, shareholders of the OH Limited Fund will not recognize any capital gain or loss and the OH Limited Fund’s assets and capital loss carry-forwards should be transferred to National Limited Fund without recognition of gain or loss.

It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to the OH Limited Fund’s shareholders depending upon their tax basis (generally, the original purchase price) for their OH Limited Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Limited Fund received in the Reorganization. Shareholders of the OH Limited Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Limited Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

Capitalization. The following table (which is unaudited) sets forth the capitalization of OH Limited Fund and National Limited Fund as of May 31, 2009, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of the OH Limited Fund at net asset value.

	Net Assets	Net Asset Value per	Shares Outstanding
		Share
OH Limited Fund

Class A	$18,306,804	$9.20	1,989,700
Adjustments*	-52,534	$-0.03
Class B	187,416	$9.18	20,425
Adjustments*	-538	$-0.03
Class C	671,761	$9.16	73,308
Adjustments*	-1,928	$-0.02
Total	$19,165,981		2,083,433
Adjustments*	-55,000
Total	$19,110,981

	Net Assets	Net Asset Value per	Shares Outstanding
		Share
National Limited Fund

Class A	$500,869	$9.20	54,464,850
Class B	6,130,103	$9.20	666,236
Class C	104,892,928	$8.63	12,159,477
Total	$611,892,514

Pro Forma Combined After Reorganization

Class A	$519,123,754	$9.20	56,449,010
Class B	6,316,981	$9.20	686,549
Class C	105,562,760	$8.63	12,237,094
Total	$631,003,495		69,372,653

*	The OH Limited Fund will bear the expenses of the Reorganization including those as described in “How Will Proxies be Solicited and Tabulated?” below.

Performance Information. The following bar charts and tables provide information about OH Limited Fund’s and National Limited Fund’s performance for each of the past ten calendar years through December 31, 2008. The returns in the bar charts are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The tables contain returns for Class A, Class B and Class C shares and a comparison to the performance of a national index of intermediate-maturity municipal bonds. Returns in the tables for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

OH Limited Fund

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 3.57% for the quarter ended September 30, 2002, and the lowest quarterly return was -2.21% for the quarter ended June 30, 2004. The OH Limited Fund’s year-to-date total return before taxes through the end of the most recent calendar quarter (December 31, 2008 to June 30, 2009) for Class A, Class B and Class C shares was _____%, ____% and ____%, respectively. For the 30 days ended June 30, 2009, the SEC yield and tax-equivalent yield (assuming a combined state and federal income tax rate of [40.36]% for Class A shares were ____% and ____%, respectively, for Class B shares were ____% and ____%, respectively, and for Class C shares were ____% and ____%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current information call 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time.

National Limited Fund

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 3.86% for the quarter ended September 30, 2002, and the lowest quarterly return was -5.12% for the quarter ended December 31, 2008. The National Limited Fund’s year-to-date total return before taxes through the end of the most recent calendar quarter (December 31, 2008 to June 30, 2009) for Class A, Class B and Class C shares was _____%, ____% and ____%, respectively. For the 30 days ended June 30, 2009, the SEC yield and tax-equivalent yield (assuming a combined state and federal income tax rate of [40.36]% for Class A shares were ____% and ____%, respectively, for Class B shares were ____% and ____%, respectively, and for Class C shares were ____% and ____%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current information call 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time.

OH Limited Fund Average Annual Total Return	Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-4.50%	1.05%	2.53%
Class B Return Before Taxes	-5.78%	0.74%	1.99%
Class B Return After Taxes on Distributions	-5.78%	0.74%	1.99%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	-2.73%	1.07%	2.17%
Class C Return Before Taxes*	-4.11%	0.68%	1.96%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	4.59%	3.69%	4.80%

*

The Class C performance prior to the inception of OH Limited Fund Class C shares on August 1, 2006 is the performance of Class B shares adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes).

National Limited Fund Average Annual Total Return	Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-11.28%	0.29%	2.49%
Class B Return Before Taxes	-12.68%	-0.01%	1.93%
Class B Return After Taxes on Distributions	-12.68%	-0.02%	1.92%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	-7.15%	0.51%	2.20%
Class C Return Before Taxes	-10.86%	0.00%	1.93%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	4.59%	3.69%	4.80%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. Barclays Capital 7-Year Municipal Bond Index (formerly, Lehman Brothers 7-Year Municipal Bond Index) is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Barclays Capital 7-Year Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Funds’ past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Funds’ current performance may be lower or higher than the quoted return. For the Funds’ performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management’s Discussion of Fund Performance. The total returns of National Limited Fund and the factors that materially affected its performance during the most recent fiscal year are contained in its Annual Report dated March 31, 2009, which is incorporated by reference into this Proxy Statement/Prospectus and relevant portions of which are attached hereto as Appendix B.

The performance of OH Limited Fund is described under the caption “Performance Information and Portfolio Composition” in the Annual Report of OH Limited Fund for the year ended March 31, 2009 which was previously mailed to OH Limited Fund shareholders and is incorporated by reference into this Proxy Statement/Prospectus.

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES OF THE OH LIMITED FUND COMPARE TO THAT OF THE NATIONAL LIMITED FUND?

Below is a summary comparing the business, investment objectives, principal investment strategies and policies of the OH Limited Fund and the National Limited Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

The National Limited Fund is a diversified fund whereby the OH Limited Fund is registered as a non-diversified fund.

	OH Limited Fund	National Limited Fund

Business	A non-diversified series of the Trust.	A diversified series of the Trust.
Investment	Seeks to provide a high level of current	Seeks to provide a high level of current
Objective	income exempt from regular federal	income exempt from regular federal income
	income tax and Ohio state personal	tax and limited principal fluctuation.
income taxes, and limited principal
fluctuation.
80% Investment	Under normal market conditions, invests at	Under normal market conditions, invests at
Policy	least 80% of its net assets in municipal	least 80% of its net assets in municipal
	obligations, the interest on which is exempt	obligations, the interest on which is exempt
	from regular federal income tax and from	from regular federal income tax.
Ohio state personal income taxes.
Investment	Primarily invests in investment grade	Same
Policies	municipal obligations (those rated BBB or
Baa or higher), but may also invest in lower
rated obligations. Will not invest more than
10% of net assets in obligations rated
below B. The Fund invests in obligations to
seek to maintain a dollar-weighted average
portfolio duration of between three and nine
years.
Investment	At least 75% of net assets will normally be	At least 65% of net assets will normally be
Grade Securities	invested in municipal obligations rated at	invested in municipal obligations rated at
	least investment grade at the time of	least investment grade at the time of
	investment.	investment.
Concentration	May invest 25% or more of its total assets	Same
in municipal obligations in the same sector
(such as leases, housing finance, public
housing, municipal utilities, hospital and
health facilities or industrial development).
This may make the Fund more susceptible
to adverse economic, political or regulatory
occurrences or adverse court decisions
affecting a particular sector.

	OH Limited Fund	National Limited Fund

Borrowing	May borrow up to one-third of its total	Same
assets (including borrowings), but it will not
borrow more than 5% of the value of its
total assets except to satisfy redemption
requests or for other temporary purposes.
Derivative	May purchase derivative instruments, which	Same
Instruments	derive their value from another instrument,
security or index, including the inverse
floaters described below. May also
purchase and sell various kinds of financial
futures contracts and options thereon to
hedge against changes in interest rates or
as a substitute for the purchase of portfolio
securities. May also enter into interest rate
swaps, forward rate contracts and credit
derivatives, which may include credit
default swaps, total return swaps or credit
options, as well as purchase an instrument
that has greater or lesser credit risk than
the municipal bonds underlying the
instrument.
Tender option	The Fund may invest in residual interests of	Same
bonds (“TOBs”)	a trust (the “trust”) that holds municipal
securities (“tender option bonds”). The
trust will also issue floating rate notes
(“Floating Rate Notes”) to third parties that
may be senior to the Fund’s residual
interest. The Fund receives interest
payments on TOBs that bear an inverse
relationship to the interest rate paid on the
Floating Rate Notes (“inverse floaters”).
Typically, the Fund will sell a municipal
bond to the trust to create the TOB. TOBs
may also be purchased in secondary market
transactions. The Fund may use TOBs to
create investment leverage. As a result of
Financial Accounting Standards Statement
No. 140 (“FAS 140”), interest paid by the
trust to the Floating Rate Note holders may
be reflected as income in a Fund’s financial
statements with an offsetting expense for
the interest paid by the trust to the Floating
Rate Note holders. The Fund will hold the
TOB residuals and may use the proceeds of
the sale of TOB floaters for investment
purposes. The TOB floaters are subject to a
liquidity backstop financing facility provided
by a major financial institution.

	OH Limited Fund	National Limited Fund

Illiquid	May not own illiquid securities if more than	Same
Securities	15% of its net assets would be invested in
securities that are not readily marketable.
Investment	Boston Management and Research	Same
Adviser	(“BMR”), a subsidiary of Eaton Vance,
with offices at Two International Place,
Boston, MA 02110
Administrator	Eaton Vance	Same
Portfolio	William H. Ahern, Jr.	William H. Ahern, Jr.
Manager	Vice President, Eaton Vance and BMR	Vice President, Eaton Vance and BMR
	Portfolio manager since October 25, 1994	Portfolio manager of the Fund since May
1, 1997
Distributor	Eaton Vance Distributors, Inc.	Same

PRINCIPAL RISK FACTORS

Generally. As discussed above, the Funds have substantially similar investment objectives and policies and, as such, are subject to substantially similar types of risks. See “Investment Objective & Principal Policies and Risks” in the National Limited Fund Prospectus for a description of the principal risks of investing in the Funds.

Principal Differences between the OH Limited Fund and National Limited Fund. Although OH Limited Fund and the National Limited Fund have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had a longer average duration and longer average maturity than the OH Limited Fund. Also, because of its much larger size than OH Limited Fund, the National Limited Fund has had more opportunities to invest in TOBs than OH Limited Fund. For these reasons, the National Limited Fund may have a higher risk profile than the OH Limited Fund.

The duration of a municipal obligation measures the sensitivity of its price to interest rate movements, and obligations with longer maturities are more sensitive to changes in interest rates than short-term obligations. A fund with a longer average duration and maturity may carry more risk and have higher price volatility than a fund with lower average duration and maturity. TOBs involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the Floating Rate Note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. OH Limited Fund and National Limited Fund are each a separate series of Eaton Vance Investment Trust, a Massachusetts business trust governed by an Amended and Restated Declaration of Trust dated January 11, 1993, as amended from time to time, and by applicable Massachusetts law.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the trust is provided for in the Declaration of Trust and By-Laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Information about National Limited Fund is included in the current National Limited Fund Prospectus, a copy of which is included herewith and incorporated by reference herein. Additional information about National Limited Fund is included in the National Limited Fund SAI, which has been filed with the SEC and is incorporated by reference herein. Information concerning the operation and management of the OH Limited Fund is incorporated herein by reference from the OH Limited Fund Prospectus and OH Limited Fund SAI. Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time.

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files proxy material, reports and other information with the SEC. These reports can be inspected and copied at the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Householding: One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time or writing to Eaton Vance Management, ATTN: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of OH Limited Fund’s outstanding shares, as defined in the 1940 Act, is required to approve the Plan. Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of OH Limited Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of OH Limited Fund. Class A, Class B and Class C shareholders of OH Limited Fund will vote together as a single group. Approval of the Plan by OH Limited Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time if you plan to attend the Special Meeting.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the OH Limited Fund before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of the OH Limited Fund at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the OH Limited Fund’s Board of Trustees will be borne by the OH Limited Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the OH Limited Fund, by personnel of Eaton Vance, by the OH Limited Fund’s transfer agent, PNC Global Investment Servicing, by broker-dealer firms or by a professional solicitation organization. The OH Limited Fund has retained The Altman Group to assist in the solicitation of proxies, for which the OH Limited Fund will pay an estimated fee of approximately $10,000, including out-of-pocket expenses. The expenses connected with the solicitation of this proxy and with any further proxies which may be solicited by the OH Limited Fund’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by The Altman Group, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the OH Limited Fund. A written proxy may be delivered to the OH Limited Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The OH Limited Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs of the Reorganization are approximately $55,000.

Shareholders also may choose to give their proxy votes by telephone rather than return their proxy cards. Please see the proxy card for details. The OH Limited Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the OH Limited Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the OH Limited Fund, by the execution of a later-dated proxy card, by the OH Limited Fund’s receipt of a subsequent valid telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted FOR the matters specified on the proxy card. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the OH Limited Fund in obtaining a quorum, but may have the effect of a “No” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in the Trust’s By-Laws. Under the By-Laws of the Trust, the presence, in person or by proxy, of a majority of the outstanding shares is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal. A meeting, including the Special Meeting, may be adjourned one or more times. Each such adjournment requires the affirmative vote of the holders of a majority of OH Limited Fund’s shares that are present at the meeting, in person or by proxy. The persons named as proxies will vote in favor of or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of the OH Limited Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand National Limited Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all distributions at net asset value. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and National Limited Fund’s financial statements are incorporated herein by reference and included in National Limited Fund’s annual report, which is available on request.

	Year Ended
	March 31,
	2009			2008			2007
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value – Beginning
of year	$9.930	$9.940	$9.310	$10.420	$10.420	$9.770	$10.290	$10.290	$9.640

Income (loss) from
operations
Net investment income(1)	$0.394	$0.322	$0.302	$0.392	$0.318	$0.297	$0.410	$0.340	$0.316
Net realized and unrealized
gain (loss)	(0.733)	(0.745)	(0.685)	(0.488)	(0.482)	(0.461)	0.134	0.127	0.130
Total income (loss) from
operations	$(0.339)	$(0.423)	$(0.383)	$(0.096)	$(0.164)	$(0.164)	$0.544	$0.467	$0.446

Less distributions
From net investment income	$(0.391)	$(0.317)	$(0.297)	$(0.394)	$(0.316)	$(0.296)	$(0.414)	$(0.337)	$(0.315)
Total distributions	$(0.391)	$(0.317)	$(0.297)	$(0.394)	$(0.316)	$(0.296)	$(0.414)	$(0.337)	$(0.315)

Net asset value – End of
year	$9.200	$9.200	$8.630	$9.930	$9.940	$9.310	$10.420	$10.420	$9.770

Total Return(2)	(3.50)%	(4.34)%	(4.20)%	(0.94)%	(1.59)%	(1.70)%	5.38%	4.60%	4.68%

Ratios/Supplemental Data
Net assets, end of year
(000’s omitted)	$500,869	$6,130	$104,893	$541,176	$6,512	$100,866	$367,010	$11,435	$81,411
Ratios (As a percentage of
average daily net assets):
Expenses excluding
interest and fees	0.72%	1.47%	1.47%	0.71%	1.46%	1.46%	0.78%	1.53%	1.53%
Interest and fee expense(4)	0.02%	0.02%	0.02%	0.05%	0.05%	0.05%	0.10%	0.10%	0.10%
Total expenses before
custodian fee reduction	0.74%	1.49%	1.49%	0.76%	1.51%	1.51%	0.88%	1.63%	1.63%
Expenses after custodian
fee reduction excluding
interest and fees	0.71%	1.46%	1.46%	0.70%	1.45%	1.45%	0.76%	1.51%	1.51%
Net investment income	4.12%	3.37%	3.38%	3.84%	3.11%	3.10%	3.95%	3.27%	3.24%
Portfolio Turnover of the
Portfolio	-	-	-	-	-	-	-	-	-
Portfolio Turnover of the	33%	33%	33%	39%	39%	39%	38%	38%	38%
Fund

	Year Ended
	March 31,
	2006			2005
	Class A	Class B	Class C	Class A		Class B		Class C
Net asset value – Beginning
of year	$10.210	$10.220	$9.580	$10.400		$10.410		$9.750

Income (loss) from operations
Net investment income(1)	$0.411	$0.335	$0.313	$0.422		$0.346		$0.324
Net realized and unrealized
gain (loss)	0.078	0.068	0.059	(0.187)		(0.191)		(0.171)
Total income (loss) from
operations	$0.489	$0.403	$0.372	$0.235		$0.155		$0.153

Less distributions
From net investment income	$(0.409)	$(0.333)	$(0.312)	$(0.425)		$(0.345)		$(0.323)
Total distributions	$(0.409)	$(0.333)	$(0.312)	$(0.425)		$(0.345)		$(0.323)

Net asset value – End of year	$10.290	$10.290	$9.640	$10.210		$10.220		$9.580

Total Return(2)	4.88%	3.99%	3.93%	2.29%		1.51%		1.51	%(3)

Ratios/Supplemental Data
Net assets, end of year
(000’s Omitted)	$180,401	$20,610	$77,379	$152,111		$27,157		$77,325
Ratios (As a percentage of
average daily net assets):
Expenses excluding interest and
fees	0.79%	1.54%	1.54%	0.80	%*(5)	1.55	%*(5)	1.55	%*(5)
Interest and fee expense(4)	-	-	-	-		-		-
Total expenses before
custodian fee reduction	0.79%	1.54%	1.54%	0.80	%*(5)	1.55	%*(5)	1.55	%*(5)
Expenses after custodian fee
reduction excluding interest
and fees	0.78%	1.53%	1.53%	0.79	%*(5)	1.54	%*(5)	1.54	%*(5)
Net investment income	3.99%	3.25%	3.25%	4.09%		3.36%		3.35%
Portfolio Turnover of the
Portfolio	-	-	-	14	%(6)	14	%(6)	14	%(6)
Portfolio Turnover of the Fund	48%	48%	48%	19%		19%		19%

*	The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects a decrease of 0.07% due to a change in the timing of the payment and reinvestment of distributions.
(4)

Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements).

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

OH LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand OH Limited Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all distributions at net asset value. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and OH Limited Fund’s financial statements are incorporated herein by reference and included in OH Limited Fund’s annual report, which is available on request.

	Year Ended
	March 31,
	2009			2008			2007
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C(1)
Net asset value – Beginning
of period	$9.420	$9.410	$9.400	$9.680	$9.670	$9.670	$9.620	$9.610	$9.600

Income (loss) from
operations
Net investment income(2)	$0.327	$0.256	$0.254	$0.350	$0.280	$0.274	$0.349	$0.278	$0.182
Net realized and unrealized
gain (loss)	(0.199)	(0.210)	(0.218)	(0.259)	(0.262)	(0.266)	0.061	0.059	0.072
Total income (loss) from
operations	$0.128	$0.046	$0.036	$0.091	$0.018	$0.008	$0.410	$0.337	$0.254

Less distributions
From net investment income	$(0.348)	$(0.276)	$(0.276)	$(0.351)	$(0.278)	$(0.278)	$(0.350)	$(0.277)	$(0.184)
Total distributions	$(0.348)	$(0.276)	$(0.276)	$(0.351)	$(0.278)	$(0.278)	$(0.350)	$(0.277)	$(0.184)

Net asset value – End of
Period	$9.200	$9.180	$9.160	$9.420	$9.410	$9.400	$9.680	$9.670	$9.670

Total Return(3)	1.26%	0.39%	0.39%	0.96)%	0.19%	0.08%	4.33%	3.56%	2.53	%(4)

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$18,307	$187	$672	$19,394	$111	$131	$19,144	$438	$1
Ratios (As a percentage of
average daily net assets):
Expenses before custodian
fee reduction	1.09%	1.84%	1.83%	1.02%	1.77%	1.77%	1.03%	1.78%	1.78	%(5)
Expenses after custodian
fee reduction	1.07%	1.82%	1.83%	1.00%	1.75%	1.75%	0.99%	1.74%	1.74	%(5)
Net investment income	3.52%	2.77%	2.77%	3.65%	2.92%	2.88%	3.60%	2.88%	2.81	%(5)
Portfolio Turnover of the
Portfolio	-	-	-	-	-	-	-	-	-
Portfolio Turnover of the	9%	9%	9%	13%	13%	13%	10%	10%	10	%(6)
Fund

	Year Ended
	March 31,
	2006		2005
	Class A	Class B	Class A		Class B
Net asset value – Beginning of year	$9.740	$9.730	$10.020		$10.010

Income (loss) from operations
Net investment income(2)	$0.346	$0.274	$0.363		$0.289
Net realized and unrealized gain (loss)	(0.104)	(0.109)	(0.293)		(0.294)
Total income (loss) from operations	$0.242	$0.165	$0.070		$(0.005)

Less distributions
From net investment income	$(0.362)	$(0.285)	$(0.350)		$(0.275)
Total distributions	$(0.362)	$(0.285)	$(0.350)		$(0.275)

Net asset value – End of year	$9.620	$9.610	$9.740		$9.730

Total Return(3)	2.50%	1.73%	0.70%		(0.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,286	$880	$16,783		$2,159
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.04%	1.79%	1.05	%(7)	1.80	%(7)
Expenses after custodian fee reduction	1.02%	1.77%	1.04	%(7)	1.79	%(7)
Net investment income	3.55%	2.81%	3.68%		2.94%
Portfolio Turnover of the Portfolio	-	-	6	%(8)	6	%(8)
Portfolio Turnover of the Fund	13%	13%	7%		7%

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	For the Fund’s year ended March 31, 2007.
(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from each Fund’s Annual Report for the year ended March 31, 2009 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ____ day of ________, 2009, by and among Eaton Vance Investment Trust, a Massachusetts business trust (“Investment Trust”) on behalf of its series Eaton Vance Ohio Limited Maturity Municipals Fund (“Ohio Limited Fund”) and Investment Trust, on behalf of its series Eaton Vance National Limited Maturity Municipals Fund (“National Limited Fund”).

WITNESSETH

     WHEREAS, Investment Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Ohio Limited Fund and National Limited Fund), and the Trustees of Investment Trust have divided the shares of Ohio Limited Fund and National Limited Fund into Class A, Class B and Class C shares (“Ohio Limited Fund Shares” and “National Limited Fund Shares”);

     WHEREAS, Investment Trust desires to provide for the reorganization of Ohio Limited Fund through the acquisition by National Limited Fund of substantially all of the assets of Ohio Limited Fund in exchange for National Limited Fund Shares in the manner set forth herein; and

     WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.	Definitions
	1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.
	1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.
	1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.
1.4

The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of Ohio Limited Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date. Included therein for the National Limited Fund Class B and Class C shall be the uncovered distribution charges under the Ohio Limited Fund Class B and Class C Distribution Plans, or, if lower, the amount of contingent deferred sales charges that would be paid by all Ohio Limited Class B and Class C shareholders if they redeemed on the Closing Date; such amount shall be treated as uncovered distribution charges under the National Limited Fund Class B and Class C Distribution Plans.

1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.
1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.
1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.
1.8	The term “Closing Date” shall mean _______________, 2009, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.
1.9	The term “Commission” shall mean the Securities and Exchange Commission.
1.10	The term “Custodian” shall mean State Street Bank and Trust Company.
1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.
1.12

The term “Investment Trust N-14” shall mean Investment Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the National Limited Fund Shares to be issued in connection with this transaction.

1.13

The term “National Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to National Limited Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.14	The term “NYSE” shall mean the New York Stock Exchange.
1.15

The term “Ohio Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to Ohio Limited Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.16	The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the Ohio Limited Fund shareholders in connection with this transaction.
1.17	The term “Securities List” shall mean the list of those securities and other assets owned by Investment Trust, on behalf of Ohio Limited Fund, on the Delivery Date.
1.18	The term “Valuation Date” shall mean the day of the Closing Date.

2.	Transfer and Exchange of Assets
2.1

Reorganization of Ohio Limited Fund. At the Closing, subject to the requisite approval of the Ohio Limited Fund’s shareholders and the terms and conditions set forth herein, Investment Trust shall transfer all of the assets of Ohio Limited Fund and assign all Assumed Liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Limited Fund to Ohio Limited Fund on the Closing Date of Class A, Class B and Class C National Limited Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, National Limited Fund will receive good and marketable title thereto free and clear of all liens.

2.2

Computation of Net Asset Value. The net asset value per share of the National Limited Fund Shares and the net value of the assets of Ohio Limited Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the National Limited Fund Shares shall be computed in the manner set forth in the National Limited Fund Investment Trust Form N-1A. In determining the value of the securities transferred by Ohio Limited Fund to National Limited Fund, such assets shall be priced in accordance with the policies and procedures described in the National Limited Fund Investment Trust N- 1A.

3.	Closing Date, Valuation Date and Delivery
3.1

Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately prior to the opening of Eaton Vance’s business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

3.2

Valuation Date. Pursuant to Section 2.2, the net value of the assets of Ohio Limited Fund and the net asset value per share of National Limited Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Investment Trust with respect to Ohio Limited Fund will be permanently closed, and sales of Ohio Limited Fund Shares shall be suspended, as of the close of business of Investment Trust on the Valuation Date. Redemption requests thereafter received by Investment Trust with respect to Ohio Limited Fund shall be deemed to be redemption requests for National Limited Fund Shares to be distributed to shareholders of Ohio Limited Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Ohio Limited Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Investment Trust, accurate appraisal of the net assets of Ohio Limited Fund to be transferred hereunder or the assets of National Limited Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Investment Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

3.3

Delivery of Assets. After the close of business on the Valuation Date, Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of Ohio Limited Fund to the Custodian to be held for the account of National Limited Fund, effective as of the Closing. National Limited Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.	Ohio Limited Fund Distributions and Termination
4.1

As soon as reasonably practicable after the Closing Date, Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of Ohio Limited Fund and distribute all remaining assets, if any, to shareholders of Ohio Limited Fund, and Ohio Limited Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, Investment Trust on behalf of Ohio Limited Fund shall distribute the Class A, Class B and Class C National Limited Fund Shares it received from the National Limited Fund to the shareholders of the Ohio Limited Fund and shall instruct National Limited Fund as to the amount of the pro rata interest of each of Ohio Limited Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Investment Trust), to be registered on the books of National Limited Fund, in full and fractional National Limited Fund Shares, in the name of each such shareholder, and National Limited Fund agrees promptly to transfer the National Limited Fund Shares then credited to the account of Ohio Limited Fund on the books of National Limited Fund to open accounts on the share records of National Limited Fund in the names of Ohio Limited Fund shareholders in accordance with said instruction. Each Ohio Limited Fund shareholder shall receive shares of the corresponding class of National Limited Fund to the class of Ohio Limited Fund held by such shareholder. All issued and outstanding Ohio Limited Fund Shares shall thereupon be canceled on the books of Investment Trust. National Limited Fund shall have no obligation to inquire as to the correctness of and such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	Ohio Limited Fund Securities

On the Delivery Date, Investment Trust on behalf of Ohio Limited Fund shall deliver the Securities List and tax records. Such records shall be made available to National Limited Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that Ohio Limited Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.
6.	Liabilities and Expenses
National Limited Fund shall acquire all liabilities of Ohio Limited Fund, whether known or unknown, or contingent or determined. Investment Trust will discharge all known liabilities of Ohio Limited Fund, so far as may be possible, prior to the Closing Date. Ohio Limited Fund shall bear the expenses of carrying out this Agreement.

7.	Investment Trust Representations and Warranties
Investment Trust, on behalf of Ohio Limited and National Limited Funds, hereby represents, warrants and agrees as follows:

7.1

Legal Existence. Investment Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each of Ohio Limited Fund and National Limited Fund is a validly existing series of Investment Trust. Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of National Limited Fund.

	7.2	Registration under 1940 Act. Investment Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.
7.3

Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Ohio Limited Fund dated March 31, 2009 and National Limited Fund dated March 31, 2009, fairly present the financial condition of Ohio Limited Fund and National Limited Fund as of said dates in conformity with generally accepted accounting principles.

7.4

No Contingent Liabilities. There are no known contingent liabilities of Ohio Limited Fund or National Limited Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Investment Trust threatened, against Ohio Limited Fund or National Limited Fund which would materially affect its financial condition.

7.5

Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Investment Trust by vote taken at a meeting of such Board duly called and held on April 27, 2009. No approval of the shareholders of National Limited Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Investment Trust and is a valid and legally binding obligation of each of Ohio Limited Fund and National Limited Fund enforceable in accordance with its terms.

7.6

No Material Violations. Investment Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Investment Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Investment Trust is a party or by which it is bound.

7.7

Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Ohio Limited Fund or National Limited Fund, each of Ohio Limited Fund and National Limited Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Ohio Limited Fund and National Limited Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8

Good and Marketable Title. On the Closing Date, Ohio Limited Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to National Limited Fund. Upon delivery of such assets, National Limited Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as toadverse claims under Article 8 of the Uniform Commercial Code of which National Limited Fund has notice and necessary documentation at or prior to the time of delivery.

7.9

National Limited Fund Investment Trust N-1A Not Misleading. The National Limited Fund Investment Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10

Proxy Statement. The Proxy Statement delivered to the Ohio Limited Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

	7.11	Books and Records. Each of Ohio Limited Fund and National Limited Fund have maintained all records required under Section 31 of the 1940 Act and rules thereunder.
8.	Conditions Precedent to Closing
The obligations of the parties hereto shall be conditioned on the following:
	8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.
8.2

Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Ohio Limited Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Investment Trust.

8.3

Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4

Registration Statement. The Investment Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Investment Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the Ohio Limited Fund as of July 17, 2009 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.5

Declaration of Dividend. Investment Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Ohio Limited Fund shareholders all of Ohio Limited Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Ohio Limited Fund, all of its net capital gain realized in the final taxable period of Ohio Limited Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Ohio Limited Fund.

	8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7

Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8	Due Diligence. National Limited Fund shall have had reasonable opportunity to have its officers and agents review the records of Ohio Limited Fund.

8.9	No Material Adverse Change. From the date of this Agreement, through the Closing
Date, there shall not have been:

• any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Ohio Limited Fund or
National Limited Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

• any loss (whether or not covered by insurance) suffered by Ohio Limited
Fund or National Limited Fund materially and adversely affecting of Ohio
Limited Fund or National Limited Fund, other than depreciation of securities;

• issued by Investment Trust to any person any option to purchase or other right to acquire shares of any class of Ohio Limited Fund or National Limited
Fund Shares (other than in the ordinary course of Investment Trust’s business as an open-end management investment company);

• any indebtedness incurred by Ohio Limited Fund or National Limited Fund for borrowed money or any commitment to borrow money entered into by
Ohio Limited Fund or National Limited Fund except as permitted in Ohio
Limited Fund Investment Trust N-1A or National Limited Fund Investment
Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

• any amendment to the Declaration of Trust or By-Laws of Investment Trust
that will adversely affect the ability of Investment Trust to comply with the terms of this Agreement; or

• any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Ohio Limited Fund except as provided in Ohio Limited Fund
Investment Trust N-1A so long as it will not prevent Investment Trust from complying with Section 7.8.

8.10	Lawful Sale of Shares. On the Closing Date, National Limited Fund Shares to be
issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Investment
Trust, and conform in all substantial respects to the description thereof contained in the Investment Trust N-14 and Proxy Statement furnished to the Ohio Limited Fund shareholders and the National Limited Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the

Investment Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

8.11 Documentation and Other Actions. Investment Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9. Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Investment Trust, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10. Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before December 31, 2009. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11. Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Investment Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Investment Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12. Amendments

At any time prior to or after approval of this Agreement by Ohio Limited Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Limited Fund Shares to be received by Ohio Limited Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Investment Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Investment Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Investment Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of Investment Trust shall be liable for the obligations of any other series.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:	EATON VANCE INVESTMENT TRUST
(on behalf of Eaton Vance Ohio Limited Municipals Fund)

________________________	By: ____________________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

EATON VANCE INVESTMENT TRUST
(on behalf of Eaton Vance National Limited Maturity
Municipals Fund)

_______________________	By: _________________________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

Management’s Discussion of Fund Performance

Economic and Market Conditions

The 12-month period ending March 31, 2009, had more than its share of economic and market upheaval . For instance, the U .S . economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6 .2% and 6 .1%, respectively, after a 0 .3% decline in the third quarter of 2008, according to the U .S . Department of Commerce . The first quarter 2009 figure was a preliminary estimate . Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009 . While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment . Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction . For much of the past 12 months, the housing market weighed on the economy, with new and existing home sales falling especially hard in the second half of calendar 2008 .

In the first quarter of 2009, the U .S . economy began showing some signs of life . Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on . February was a particularly strong month for economic data: factory orders increased 1 .8%; new home sales rose 4 .7% — the first increase in seven months; and existing home sales surged 5 .1%, the largest monthly gain since 2003 . The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market .

For the year ending March 31, 2009, the capital markets experienced steep declines, followed by a welcome rally during the final three and a half months of the period . The fall of 2008 witnessed a number of distressing events, resulting in a freefall in both the credit and equity markets . Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the announcement by Bank of America that it was acquiring Merrill Lynch . These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape . In response, the U .S . government enacted a number of bold stimulus programs . Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed an historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan . Additionally, between March 31, 2008, and December 31, 2008, the U .S . Federal Reserve (the Fed) lowered the federal funds rate to a range of 0 .0% to 0 .25% from 2 .25% . Also during the 12-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis .

Management Discussion

Relative to the Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index1 (the Index) – a broad-based, unmanaged index of intermediate-maturity municipal bonds – the Funds under-performed for the year ending March 31, 2009 . As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration intermediate-maturity bonds relative to other intermediate bond funds . Much of their underperformance occurred in the first nine months of the period and, management believes, can be attributed to the shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period . The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products . In addition, management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds . Investors’ flight to quality during the first nine months of the year pushed Treasury yields to historic lows, causing the Funds’ Treasury futures positions to detract from performance for the year as a whole .

1Formerly called Lehman Brothers 7-Year Municipal Bond Index. It is not possible to invest directly in an Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

2

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

Management’s Discussion of Fund Performance

Since mid-December 2008, however, the municipal market rallied considerably, and Eaton Vance’s Limited Maturity Municipal Funds outperformed the Index . A number of factors appeared to be at work in the market’s rebound . Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009 . Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand . While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter of 2009 — as it was for much of 2008 — retail purchases kept overall demand levels strong .

Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time . Furthermore, we believe that the 138 .9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts .1

1 Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

3

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

Performance Information

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Portfolio Manager: William H. Ahern, Jr., CFA

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNAX	ELNAX	EZNAX
Average Annual Total Returns (at net asset value)
One Year	-3.50%	-4.34%	-4.20%
Five Years	1.56	0.78	0.79
Ten Years	3.17	2.38	2.38
Life of Fund†	3.91	3.54	2.87
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.68%	-7.12%	-5.13%
Five Years	1.10	0.78	0.79
Ten Years	2.94	2.38	2.38
Life of Fund†	3.72	3.54	2.87
† Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.76%	1.51%	1.51%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.29%	3.54%	3.53%
Taxable-Equivalent Distribution Rate[3,4]	6.60	5.45	5.43
SEC 30-day Yield[5]	4.13	3.47	3.47
Taxable-Equivalent SEC 30-day Yield[4,5]	6.35	5.34	5.34

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper Intermediate Municipal Debt Funds Classification
One Year	1.33%
Five Years	2.31
Ten Years	3.63

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 5/22/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,670 ($13,363 at the maximum offering price) and $12,652, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. Includes interest expense of 0.05% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Intermediate Municipal Debt Funds Classification contained 161, 130 and 76 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

6

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

Oortfolio Composition

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA.

AAA	19.6%	B	0.8%
AA	40.0%	CCC	0.1%
A	17.3%	Not Rated	7.3%
BBB	14.9%

Fund Statistics2

• Number of Issues:	233
• Average Maturity:	11.7 years
• Average Effective Maturity:	9.1 years
• Average Call Protection:	7.4 years
• Average Dollar Price:	$97.19
• TOB Leverage[3] :	0.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value).

TOB leverage represents the amount of Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

7

APPENDIX C

OUTSTANDING SHARES AND 5% HOLDERS

Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of the Record Date, the number of shares outstanding of the OH Limited Fund Class A shares, Class B shares and Class C shares were __________, ___________ and __________, respectively, and the number of shares outstanding of National Limited Fund Class A shares, Class B shares and Class C shares were ________, ________ and __________, respectively. National Limited Fund shareholders are not voting on the proposal.

As of the Record Date, the following person(s) held the share percentage of OH Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares

Class B shares

Class C shares

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares

Class B shares

Class C shares

As of the Record Date, the following person(s) held the share percentage of National Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares

Class B shares

Class C shares

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares

Class B shares

Class C shares

C-1

As of July 17, 2009, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of OH Limited Fund or National Limited Fund. The Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each Fund as of that date.

C-2

EATON VANCE INVESTMENT TRUST
Eaton Vance National Limited Maturity Municipals Fund

Two International Place
Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 24, 2009

     This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Ohio Limited Maturity Municipals Fund (“Ohio Limited Fund”) into Eaton Vance National Limited Maturity Municipals Fund (“National Limited Fund”), whereby Ohio Limited Fund will transfer substantially all of its assets to National Limited Fund, and shareholders in Ohio Limited Fund will receive shares of National Limited Fund, in exchange for their Ohio Limited Fund shares. This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

(1)

The audited financial statements of (a) Ohio Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2009, previously filed on EDGAR, Accession Number 0000950135-09-004299 and (b) National Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2009, previously filed on EDGAR, Accession Number 0001104659-09-004299.

(2)	The Statement of Additional Information of Ohio Limited Fund, dated August 1, 2008, previously filed on EDGAR, Accession Number 0000940394-08-001116.
(3)	The Statement of Additional Information of National Limited Fund, dated August 1, 2008, previously filed on EDGAR, Accession Number 0000940394-08-001116.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated July 24, 2009 relating to the above-referenced matter. A copy of the Proxy Statement/ Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at (800) 262-1122.

Pro Forma Financial Statements

     Because the net asset value of Ohio Limited Fund is less than 10 percent of the net asset value of National Limited Fund as of May 31, 2009, no pro forma financial statements are required or provided per Rule 11-01 of Regulation S-X.

PART C

OTHER INFORMATION

Item 15.   Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreements of the Registrant provide the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.		Exhibits

(1)	(a)	Amended and Restated Declaration of Trust of Eaton Vance Investment Trust dated
January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 34 filed
July 13, 1995 (Accession No. 0000950156-95-000496) and incorporated herein by reference. As used herein, references to Post-Effective Amendments are to post-
effective amendments to the Registrant’s registration statement on Form N-1A.

	(b)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b)
to Post-Effective Amendment No. 39 filed March 25, 1998 (Accession No.
000590156-98-000284) and incorporated herein by reference.

	(c)	Establishment and Designation of Classes of Shares of Beneficial Interest, Without
Par Value, dated June 26, 1996 filed as Exhibit (a)(3) to Post-Effective Amendment
No. 41 filed May 27, 1999 (Accession No. 0000950156-99-000404) and incorporated herein by reference.

	(d)	Amendment of Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated June 16, 2003) filed as Exhibit
(a)(4) to Post-Effective Amendment No. 46 filed July 23, 2003 (Accession No.
0000940394-03-000522) and incorporated herein by reference.

	(e)	Amendment of Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated November 14, 2005) filed as
Exhibit (a)(5) to Post-Effective Amendment No. 51 filed July 27, 2006 (Accession
No. 0000940394-06-000678) and incorporated herein by reference.

(1)	(f)	Amended and Restated Establishment and Designation of Series of Shares of
Beneficial Interest, Without Par Value (as amended and restated effective January 1,
2008) filed as Exhibit (a)(6) to Post-Effective Amendment No. 53 filed July 24,
2008 (Accession No. 0000940394-08-001116) and incorporated herein by reference.

	(g)	Amended and Restated Establishment and Designation of Series of Shares of
Beneficial Interest, Without Par Value (as amended and restated effective June 1,
2008) filed as Exhibit (a)(7) to Post-Effective Amendment No. 53 filed July 24,
2008 (Accession No. 0000940394-08-001116) and incorporated herein by reference.

(2)	(a)	By-Laws as amended March 30, 1992 filed as Exhibit (2)(a) to Post-Effective
Amendment No. 34 filed July 13, 1995 (Accession No. 0000950156-95-000493)
and incorporated herein by reference.

(2)	(b)	Amendment to By-Laws dated December 13, 1993 filed as Exhibit (2)(b) to Post-
Effective Amendment No. 35 filed July 13, 1995 (Accession No. 0000950156-95-
000493) and incorporated herein by reference.

	(c)	Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-
Effective Amendment No. 46 filed July 23, 2003 (Accession No. 0000940394-03-
000522) and incorporated herein by reference.

	(d)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (b)(4) to Post-
Effective Amendment No. 49 filed May 26, 2005 (Accession No. 0000940394-05-
000679) and incorporated herein by reference.

	(e)	Amendment to By-Laws dated December 11, 2006 filed as Exhibit (b)(5) to Post-
Effective Amendment No. 52 filed July 26, 2007 (Accession No. 0000940394-07-
000789) and incorporated herein by reference.

(3)		Voting Trust Agreement. – not applicable.

(4)		Form of Agreement and Plan of Reorganization by and between Eaton Vance
Investment Trust, on behalf of its series Eaton Vance Ohio Limited Maturity
Municipals Fund – filed as Appendix A to the Proxy Statement/Prospectus.

(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated
Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.

(6)		Investment Advisory Agreements with Boston Management and Research for Eaton
Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited
Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity
Municipals Fund, Eaton Vance National Limited Maturity Municipals Fund, Eaton
Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York
Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals
Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund filed as
Exhibit (d) to Post-Effective Amendment No. 49 filed May 26, 2005 (Accession No.
0000940394-05-000679) and incorporated herein by reference.

(7)	(a)	Distribution Agreement between Eaton Vance Investment Trust and Eaton Vance
Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June
23, 1997 filed as Exhibit (6)(a) to Post-Effective Amendment No. 39 filed March
25, 1998 (Accession No. 0000950156-98-000284) and incorporated herein by reference.

	(b)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized
Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 of Eaton Vance
Special Investment Trust (File Nos. 2-27962, 811-01545) filed April 26, 2007
(Accession No. 0000940394-07-000430) and incorporated herein by reference.

(8)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc.,
Release No. IC-20671 (November 1, 1994).

(9)	(a)	Custodian Agreement with Investors Bank & Trust Company dated April 15, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 34 and incorporated herein by reference.

	(b)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated
October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 35 filed
March 29, 1996 (Accession No. 0000950156-96-000334) and incorporated herein by reference.

	(c)	Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No.
78 of Eaton Vance Municipals Trust (33-572, 811-04409) filed January 25, 1999
(Accession No. 0000950156-99-000050) and incorporated herein by reference.

	(d)	Extension Agreement dated August 31, 2005 to the Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund N-2, Pre-Effective
Amendment No. 2 (File Nos. 333-123961, 811-21745) filed September 26, 2005
(Accession No. 0000940394-05-005528) and incorporated herein by reference.

	(e)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust
Company filed as Exhibit (j)(d) to the Eaton Vance Prime Rate Reserves N-2,
Amendment No. 5 (File Nos 333-32276, 811-05808) filed April 3, 2001 (Accession
No. 0000940394-01-500125) and incorporated herein by reference.

(10)	(a)	Eaton Vance Investment Trust Class A Distribution Plan adopted June 23, 1997 and amended April 24, 2006 with attached Schedule A filed as Exhibit (m)(1) to Post-
Effective Amendment No. 51 filed July 27, 2006 (Accession No. 0000940394-06-
000678) and incorporated herein by reference.

(10)	(b)	Eaton Vance Investment Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-
Effective Amendment No. 39 filed March 25, 1998 (Accession No. 0000950156-98-
000284) and incorporated herein by reference.

	(c)	(i) Eaton Vance Investment Trust Class C Distribution Plan adopted June 23,
1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
(15)(c) to Post-Effective Amendment No. 39 filed March 25, 1998
(Accession No. 0000950156-98-000284) and incorporated herein by reference.

(ii) Amended Schedule A effective November 14, 2005 to Class C Distribution
Plan adopted June 23, 1997 filed as Exhibit (m)(3)(b) to Post-Effective
Amendment No. 51 filed July 27, 2006 (Accession No. 0000940394-06-
000678) and incorporated herein by reference.

	(d)	(i) Amended and Restated Multiple Class Plan for Eaton Vance Funds dated
August 6, 2007 filed as Exhibit (n) to Post-Effective Amendment No. 128 of
Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) (Accession
No. 0000940394-07-000956) filed August 10, 2007 and incorporated herein by reference.

(ii) Schedule A effective June 15, 2009 to Amended and Restated Multiple Class
Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (10)(d)(ii)
to Form N-14 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-
04409) filed June 22, 2009 (Accession No. 0000940394-09-000456) and incorporated herein by reference.

(iii) Schedule B effective June 15, 2009 to Amended and Restated Multiple Class
Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (10)(d)(iii)
to Form N-14 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-
04409) filed June 22, 2009 (Accession No. 0000940394-09-000456) and incorporated herein by reference.

(iv) Schedule C effective June 15, 2009 to Amended and Restated Multiple Class
Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (10)(d)(iv)
to Form N-14 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-
04409) filed June 22, 2009 (Accession No. 0000940394-09-000456) and incorporated herein by reference.

(11)		Opinion and Consent of Counsel as to legality of securities being registered by
Registrant filed herewith.

(12)		Opinion of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/ Prospectus – to be filed by amendment.

(13)	(a)	(i) Amended Administrative Services Agreement between Eaton Vance
Investment Trust (on behalf of each of its series) and Eaton Vance
Management dated June 19, 1995 with attached schedules (including
Amended Schedule A) filed as Exhibit (9) to Post-Effective Amendment No.
34 filed July 13, 1995 (Accession No. 0000950156-95-000493) and incorporated herein by reference.

	(b)	(i) Transfer Agency Agreement dated as of August 1, 2008 filed as Exhibit
(h)(1) to Post-Effective Amendment No. 70 of Eaton Vance Series Trust II
(File Nos. 02-42722, 811-02258) filed October 27, 2008 (Accession No.
0000940394-08-001324) and incorporated herein by reference.

(ii) Amendment to Schedule A dated June 23, 1997 to the Amended
Administrative Services Agreement dated June 19, 1995 filed as Exhibit
(9)(a)(1) to Post-Effective Amendment No. 39 filed March 25, 1998
(Accession No. 0000950156-98-000284) and incorporated herein by reference.

	(c)	Transfer Agency Agreement dated as of August 1, 2005 filed as Exhibit (h)(3) to
Post-Effective Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos.
02-90946, 811-04015) filed August 25, 2005 (Accession No. 0000940394-05-
000983) and incorporated herein by reference.

(13)	(d)	Sub-Transfer Agency Services Agreement effective August 1, 2005 between PFPC
Inc. and Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective
Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-
04015) filed August 25, 2005 (Accession No. 0000940394-05-000983) and
incorporated herein by reference.

(14)		Consent of Independent Registered Public Accounting Firm regarding financial statements of Registrant filed herewith.

(15)		Omitted Financial Statements – not applicable

(16)	(a)	Powers of Attorney for Eaton Vance Investment Trust dated November 1, 2005 filed as Exhibit (q) to Post-Effective Amendment No. 102 of Eaton Vance
Municipals Trust (File Nos. 33-572, 811-04409) filed November 29, 2005
(Accession No. 0000940394-05-001357) and incorporated herein by reference.

	(b)	Power of Attorney for Eaton Vance Investment Trust dated January 25, 2006 filed as Exhibit (q)(2) to Post-Effective Amendment No. 52 filed July 26, 2007
(Accession No. 0000940394-07-000789) and incorporated herein by reference.

	(c)	Powers of Attorney for Eaton Vance Investment Trust dated April 23, 2007 filed as
Exhibit (q)(3) to Post-Effective Amendment No. 52 filed July 26, 2007 (Accession
No. 0000940394-07-000789) and incorporated herein by reference.

	(d)	Power of Attorney for Eaton Vance Investment Trust dated January 1, 2008 filed as
Exhibit (a)(6) to Post-Effective Amendment No. 53 filed July 24, 2008 (Accession
No. 0000940394-08-001116) and incorporated herein by reference.

(17)	(a)	(i)	Prospectus and Statement of Additional Information, each dated August 1,
2008, as supplemented from time to time, of the Eaton Vance Ohio Limited
Maturity Municipals Fund filed herewith.

		(ii)	Prospectus and Statement of Additional Information, each dated August 1,
2008, as supplemented from time to time, of the Eaton Vance National
Limited Maturity Municipals Fund filed herewith.

	(b)	(i)	Eaton Vance Ohio Limited Maturity Municipals Fund Annual Report to
Shareholders for the period ended March 31, 2009 filed herewith.

		(ii)	Eaton Vance National Limited Maturity Municipals Fund Annual Report to
Shareholders for the period ended March 31, 2009 filed herewith.

	(d)	Form of Proxy Card filed herewith.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

     As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of June, 2009.

EATON VANCE INVESTMENT TRUST

/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

     Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date
/s/ Cynthia J. Clemson
Cynthia J. Clemson	President (Chief Executive Officer)	June 22, 2009

/s/ Barbara E. Campbell	Treasurer (and Principal Financial
Barbara E. Campbell	and Accounting Officer	June 22, 2009

Benjamin C. Esty*
Benjamin C. Esty	Trustee	June 22, 2009

/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.	Trustee	June 22, 2009

Allen R. Freedman*
Allen R. Freedman	Trustee	June 22, 2009

William H. Park*
William H. Park	Trustee	June 22, 2009

Ronald A. Pearlman*
Ronald A. Pearlman	Trustee	June 22, 2009

Helen Frame Peters*
Helen Frame Peters	Trustee	June 22, 2009

Heidi L. Steiger*
Heidi L. Steiger	Trustee	June 22, 2009

Lynn A. Stout*
Lynn A. Stout	Trustee	June 22, 2009

Ralph F. Verni*
Ralph F. Verni	Trustee	June 22, 2009

* By: /s/ Maureen A. Gemma
Maureen A. Gemma
(As Attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number			Description

(11)			Opinion and Consent of Counsel as to legality of securities being registered by
Registrant

(14)			Consent of Independent Registered Public Accounting Firm regarding financial statements of Registrant

(17	) (a)	(i)	Prospectus and Statement of Additional Information, each dated August 1, 2008, as supplemented from time to time, of the Eaton Vance Ohio Limited Maturity Municipals
Fund

		(ii)	Prospectus and Statement of Additional Information, each dated August 1, 2008, as supplemented from time to time, of the Eaton Vance National Limited Maturity
Municipals Fund

(b)		(i)	Eaton Vance Ohio Limited Maturity Municipals Fund Annual Report to Shareholders
for the period ended March 31, 2009

		(ii)	Eaton Vance National Limited Maturity Municipals Fund Annual Report to
Shareholders for the period ended March 31, 2009

(c)			Form of Proxy Card